Exhibit 99.2

July 30, 2007 Second Quarter Results Rockwood Specialties/NYA102428p1.ppt 7/28/2007 10:32 PM (1)

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2006 Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through August 6, 2007 at (800) 475-6701 in the U.S., access code: 875904, and internationally at (320) 365-3844, access code: 875904. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Yr 2007 Second Quarter and First Half Results Financial Summary Summary Appendices

Yr 2007 Second Quarter and First Half Results

Second Quarter Highlights Excellent second quarter performance. Achieved net sales growth of 10.3% including 2.9% price increase; Adjusted EBITDA was $169.0M, up 15.4% vs. second quarter ‘06. Excluding the impact of foreign exchange, net sales growth was 5.6% and Adjusted EBITDA growth was 10.4% vs. second quarter ‘06. Leverage ratio improved to 3.89x. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Successful implementation of price increase to recover high copper costs drove year-over-year improvement in Performance Additives results. Strong price and continued improvement in productivity help achieve 19.9% Adjusted EBITDA margin.

First Half Highlights Excellent first half performance. Achieved net sales growth of 10.1% including 2.8% price increase; Adjusted EBITDA was $325.2M, up 16.5% vs. first half ‘06. Excluding the impact of foreign exchange, net sales growth was 4.9% and Adjusted EBITDA growth was 10.7% vs. first half ‘06. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Strong price and continued improvement in productivity help achieve 19.7% Adjusted EBITDA margin.

Second Quarter and First Half Summary A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. For the second quarter, Yr 2007 based on share count of 76,371; Yr 2006 based on share count of 75,111. For the first half, Yr 2007 based on share count of 76,150; Yr 2006 based on share count of 75,041. Excluding the impact of foreign exchange. See Appendices. A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. Second Quarter First Half FX Adj. FX Adj. ($M) Yr 2007 Yr 2006 Change Change (c) Yr 2007 Yr 2006 Change Change (c) Net Sales 850.7 $ 771.5 $ 10.3% 5.6% 1,646.8 $ 1,495.6 $ 10.1% 4.9% Adjusted EBITDA (a) 169.0 146.4 15.4% 10.4% 325.2 279.2 16.5% 10.7% Net Income - as reported 28.0 37.1 173.3 77.1 EPS (Diluted) - as reported (b) (d) 0.37 0.49 2.28 1.03 Net Income - as adjusted 39.1 33.0 71.5 62.5 EPS (Diluted) - as adjusted (b) (d) 0.51 0.44 0.94 0.83

Net Sales Growth 2nd Quarter First Half ($M) Net Sales % Change ($M) Net Sales % Change Yr 2007 Qtr 2 850.7 $ Yr 2007 1st Half 1,646.8 $ Yr 2006 Qtr 2 771.5 Yr 2006 1st Half 1,495.6 79.2 $ 10.3% 151.2 $ 10.1% Due to (Approx.): Due to (Approx.): 22.7 2.9% 42.3 2.8% 36.1 4.7% 77.3 5.2% 1 20.4 2.6% 1 31.6 2.1% 1 Volume growth driven by small bolt-on-acquisitions Volume/Mix Volume/Mix Currency Currency Pricing Pricing Change Change

Results By Segment – Second Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q2 2007 Q2 2006 % Change FX Adj % Change (b) Q2 2007 Q2 2006 % Change FX Adj % Change (b) Specialty Chemicals 270.9 $ 232.0 $ 16.8% 11.5% 66.3 $ 50.7 $ 30.8% 25.6% Performance Additives 216.2 212.8 1.6% (0.6%) 45.5 42.8 6.3% 4.0% Titanium Dioxide Pigments 123.3 111.0 11.1% 3.6% 21.0 21.8 (3.7%) (9.6%) Advanced Ceramics 118.6 98.0 21.0% 13.5% 32.7 25.6 27.7% 19.5% Specialty Compounds 70.8 66.1 7.1% 3.8% 9.5 8.6 10.5% 7.0% Electronics 50.9 51.6 (1.4%) (3.9%) 8.7 9.7 (10.3%) (13.4%) (14.7) (12.8) (14.8%) (13.3%) Total Rockwood 850.7 $ 771.5 $ 10.3% 5.6% 169.0 $ 146.4 $ 15.4% 10.4% Adj. EBITDA Margin 19.9% 19.0% 0.9 ppt Corporate

Results By Segment – First Half A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2007 YTD 2006 % Change FX Adj % Change (b) YTD 2007 YTD 2006 % Change FX Adj % Change (b) Specialty Chemicals 538.8 $ 460.1 $ 17.1% 11.5% 134.6 $ 102.1 $ 31.8% 26.2% Performance Additives 401.0 395.3 1.4% (1.2%) 78.1 76.1 2.6% 0.0% Titanium Dioxide Pigments 239.4 219.2 9.2% 1.0% 43.4 42.7 1.6% (5.9%) Advanced Ceramics 224.1 190.7 17.5% 9.5% 61.5 49.2 25.0% 15.9% Specialty Compounds 140.4 129.3 8.6% 4.9% 17.6 15.9 10.7% 7.5% Electronics 103.1 101.0 2.1% (1.1%) 18.1 18.3 (1.1%) (4.4%) (28.1) (25.1) (12.0%) (10.0%) Total Rockwood 1,646.8 $ 1,495.6 $ 10.1% 4.9% 325.2 $ 279.2 $ 16.5% 10.7% Adj. EBITDA Margin 19.7% 18.7% +1.0 ppt Corporate

Specialty Chemicals Outstanding results continue in both Surface Treatment and Fine Chemicals businesses. Surface Treatment favorably impacted by higher volume and selling prices in most markets, particularly in European automotive as well as general industrial applications. Fine Chemicals improved sales driven by strong pricing and volume in lithium. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 2nd Quarter 270.9 232.0 16.8% 11.5% 66.3 50.7 30.8% 25.6% 24.5% 21.9% 2.6 ppt First Half 538.8 460.1 17.1% 11.5% 134.6 102.1 31.8% 26.2% 25.0% 22.2% 2.8 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Performance Additives Improvement in Adjusted EBITDA vs. Q2 2006 driven by improvement in Timber Treatment and strength in Color Pigments and Services in Europe: Successful implementation of price increases for Timber Treatment Chemicals helped offset impact of high copper costs. Color Pigments construction related business showed strong volume in Europe offsetting the weakness in the North American market. Clay based Additives negatively impacted by a decrease in the carbonless paper markets. First year-over-year improvement in Performance Additives Adjusted EBITDA since Q3 2005. A reconciliation of net income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 2nd Quarter 216.2 212.8 1.6% (0.6%) 45.5 42.8 6.3% 4.0% 21.0% 20.1% 0.9 ppt First Half 401.0 395.3 1.4% (1.2%) 78.1 76.1 2.6% 0.0% 19.5% 19.3% 0.2 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Copper Price (COMEX Month-End) ($/lb) Yr 2003 Yr 2004 Yr 2005 Yr 2006 $1/lb change in copper price translates to about $20M of profit impact. Yr 2007 $0,50 $1,00 $1,50 $2,00 $2,50 $3,00 $3,50 $4,00 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May

Titanium Dioxide Pigments Sales increase driven primarily by higher selling prices for functional additives and higher volumes of titanium dioxide products. Results were adversely impacted by unfavorable mix of TiO2 products, lower TiO2 prices, higher raw materials and energy costs, as well as by higher maintenance costs related to planned downtime. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 2nd Quarter 123.3 111.0 11.1% 3.6% 21.0 21.8 (3.7%) (9.6%) 17.0% 19.6% -2.6 ppt First Half 239.4 219.2 9.2% 1.0% 43.4 42.7 1.6% (5.9%) 18.1% 19.5% -1.4 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Advanced Ceramics Increased volumes across most businesses, including medical products, mechanical systems and piezo applications, drove sales and earnings gains. The business continued to benefit from bolt-on acquisitions and productivity improvements. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 2nd Quarter 118.6 98.0 21.0% 13.5% 32.7 25.6 27.7% 19.5% 27.6% 26.1% 1.5 ppt First Half 224.1 190.7 17.5% 9.5% 61.5 49.2 25.0% 15.9% 27.4% 25.8% 1.6 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Specialty Compounds A reconciliation of Net income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. Added volume from acquisition of Megolon business helped offset impact of a slow down in the wire & cable market and a reduction in customer inventory levels. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 2nd Quarter 70.8 66.1 7.1% 3.8% 9.5 8.6 10.5% 7.0% 13.4% 13.0% 0.4 ppt First Half 140.4 129.3 8.6% 4.9% 17.6 15.9 10.7% 7.5% 12.5% 12.3% 0.2 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Electronics Strength in the printed circuit board business was offset by lower volumes and selling prices in the High Purity Chemicals and Photomasks businesses. US Wafer Reclaim business sold in February 2007. A reconciliation of Net income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) 2nd Quarter 50.9 51.6 (1.4%) (3.9%) 8.7 9.7 (10.3%) (13.4%) 17.1% 18.8% -1.7 ppt First Half 103.1 101.0 2.1% (1.1%) 18.1 18.3 (1.1%) (4.4%) 17.6% 18.1% -0.5 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Financial Summary

Second Quarter and First Half Summary A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. For the second quarter, Yr 2007 based on share count of 76,371; Yr 2006 based on share count of 75,111. For the first half, Yr 2007 based on share count of 76,150; Yr 2006 based on share count of 75,041. Excluding the impact of foreign exchange. See Appendices. A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. Second Quarter First Half FX Adj. FX Adj. ($M) Yr 2007 Yr 2006 Change Change (c) Yr 2007 Yr 2006 Change Change (c) Net Sales 850.7 $ 771.5 $ 10.3% 5.6% 1,646.8 $ 1,495.6 $ 10.1% 4.9% Adjusted EBITDA (a) 169.0 146.4 15.4% 10.4% 325.2 279.2 16.5% 10.7% Net Income - as reported 28.0 37.1 173.3 77.1 EPS (Diluted) - as reported (b) (d) 0.37 0.49 2.28 1.03 Net Income - as adjusted 39.1 33.0 71.5 62.5 EPS (Diluted) - as adjusted (b) (d) 0.51 0.44 0.94 0.83

Results By Segment – Second Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q2 2007 Q2 2006 % Change FX Adj % Change (b) Q2 2007 Q2 2006 % Change FX Adj % Change (b) Specialty Chemicals 270.9 $ 232.0 $ 16.8% 11.5% 66.3 $ 50.7 $ 30.8% 25.6% Performance Additives 216.2 212.8 1.6% (0.6%) 45.5 42.8 6.3% 4.0% Titanium Dioxide Pigments 123.3 111.0 11.1% 3.6% 21.0 21.8 (3.7%) (9.6%) Advanced Ceramics 118.6 98.0 21.0% 13.5% 32.7 25.6 27.7% 19.5% Specialty Compounds 70.8 66.1 7.1% 3.8% 9.5 8.6 10.5% 7.0% Electronics 50.9 51.6 (1.4%) (3.9%) 8.7 9.7 (10.3%) (13.4%) (14.7) (12.8) (14.8%) (13.3%) Total Rockwood 850.7 $ 771.5 $ 10.3% 5.6% 169.0 $ 146.4 $ 15.4% 10.4% Adj. EBITDA Margin 19.9% 19.0% 0.9 ppt Corporate

Results By Segment – First Half A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2007 YTD 2006 % Change FX Adj % Change (b) YTD 2007 YTD 2006 % Change FX Adj % Change (b) Specialty Chemicals 538.8 $ 460.1 $ 17.1% 11.5% 134.6 $ 102.1 $ 31.8% 26.2% Performance Additives 401.0 395.3 1.4% (1.2%) 78.1 76.1 2.6% 0.0% Titanium Dioxide Pigments 239.4 219.2 9.2% 1.0% 43.4 42.7 1.6% (5.9%) Advanced Ceramics 224.1 190.7 17.5% 9.5% 61.5 49.2 25.0% 15.9% Specialty Compounds 140.4 129.3 8.6% 4.9% 17.6 15.9 10.7% 7.5% Electronics 103.1 101.0 2.1% (1.1%) 18.1 18.3 (1.1%) (4.4%) (28.1) (25.1) (12.0%) (10.0%) Total Rockwood 1,646.8 $ 1,495.6 $ 10.1% 4.9% 325.2 $ 279.2 $ 16.5% 10.7% Adj. EBITDA Margin 19.7% 18.7% +1.0 ppt Corporate

Income Statement - Reported MTM of Euro denominated debt and cash position Groupe Novasep ’07 results primarily related to the gain on divestment Viance JV MTM of interest rate swaps. Gain in ’06 and loss in ’07. ($M) Second Quarter First Half Yr 2007 Yr 2006 Yr 2007 Yr 2006 Net Sales 850.7 $ 771.5 $ 1,646.8 $ 1,495.6 $ Gross Margin 272.7 242.9 529.7 468.7 32% 31% 32% 31% Operating Income 111.4 93.5 213.9 178.0 13% 12% 13% 12% Interest Expense net 1 - DFC and Cash (43.8) (51.2) (90.6) (100.3) Interest Expense - MTM of Swaps 0.8 4.6 (2.0) 15.3 Foreign Exchange Gain 3.3 5.1 3.7 2.2 Loss on early extinguishment of debt (19.4) - (19.4) - Other - 0.2 (1.0) 1.8 Income Before Tax 52.3 $ 52.2 $ 104.6 $ 97.0 $ Tax Provision 22.0 22.0 44.0 40.3 Net Income - Cont. Op. before Minority Interest 30.3 $ 30.2 $ 60.6 $ 56.7 $ Minority Interest (2.3) - (3.4) - Net Income - Continuing Operations 28.0 $ 30.2 $ 57.2 $ 56.7 $ Income from Discontinued Operations - 8.1 116.2 24.6 Minority Interest from Discontinued Operations - (1.2) (0.1) (4.2) Net Income - Reported 28.0 $ 37.1 $ 173.3 $ 77.1 $ 1 Net of Interest Income (Q2: $4.0M in 2007 and $1.1M in 2006; YTD: $9.1M in 2007 and $2.5M in 2006). Operating Income % Gross Margin %

Reconciliation of Net Income to Adjusted EBITDA Viance JV Groupe Novasep ($ in millions) 2007 2006 2007 2006 28.0 $ 37.1 $ 173.3 $ 77.1 $ Income from discontinued operations, net of tax - (8.1) (116.2) (24.6) Minority interest in discontinued operations - 1.2 0.1 4.2 28.0 $ 30.2 $ 57.2 $ 56.7 $ Income tax provision 22.0 22.0 44.0 40.3 Minority interest in continuing operations 2.3 - 3.4 - 52.3 $ 52.2 $ 104.6 $ 97.0 $ Interest expense 47.0 47.7 101.7 87.5 Interest income (4.0) (1.1) (9.1) (2.5) Depreciation and amortization 55.2 49.3 108.4 93.0 Restructuring and related charges 1.5 1.0 6.0 2.2 CCA litigation defense costs 0.2 0.2 0.3 0.5 Systems/organization establishment expenses 0.3 2.2 1.2 4.1 Cancelled acquisition and disposal costs 0.7 0.3 0.8 0.9 Inventory write-up reversal 0.1 0.1 0.1 0.9 Costs incurred related to debt modification - - 0.9 - Loss on early extinguishment of debt 19.4 - 19.4 - (Gain) loss on sale of assets (0.4) 0.1 (5.2) (0.4) Foreign exchange gain, net (3.3) (5.1) (3.7) (2.2) Other - (0.5) (0.2) (1.8) Adjusted EBITDA 169.0 $ 146.4 $ 325.2 $ 279.2 $ Six Months Ended June 30, Three Months Ended June 30, Income before taxes and minority interest Net income from continuing operations Net income

Earnings Per Share Net Income ($M) Diluted EPS 4 Net Income ($M) Diluted EPS 4 Reported Net Income / EPS 28.0 $ 0.37 $ 173.3 $ 2.28 $ Non-recurring items (net of tax): 1 - - (115.7) (1.52) 0.2 - 0.8 0.01 (0.5) (0.01) 1.2 0.02 (2.3) (0.03) (2.4) (0.03) 1.0 0.01 4.1 0.05 2 12.4 0.16 12.9 0.17 3 (0.3) - (3.4) (0.05) 0.6 0.01 0.7 0.01 Adjusted Net Income / EPS 39.1 0.51 71.5 0.94 1 Gain related to the sale of Groupe Novasep. 2 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes. 3 Gain related to the sale of Wafer Reclaim US business. 4 Based on the share count of 76,371 for Q2 and 76,150 for first half. Six Months Ended June 30, 2007 Three Months Ended June 30, 2007 Other Miscellaneous One-Time Charges Gains on Asset Sales Debt Modification Cost Restructuring FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items

Depreciation and Amortization Assumptions: Euro/US$ = 1.35 for the remainder of Yr 2007 $0.10 change in Euro/US$ exchange rates translate to approximately $3.0M of impact on total depreciation and amortization each quarter. ($M) Qtr 1 '07 Actual Qtr 2 '07 Actual Qtr 3 '07 Estimate Qtr 4 '07 Estimate Yr 2007 Estimate Depreciation 38.0 39.0 40.9 42.5 160.4 Amortization 15.2 16.2 16.2 16.2 63.8 Total Depreciation and Amortization 53.2 55.2 57.1 58.7 224.2

Interest Expense (Net of Interest Income) Non-cash impact of mark-to-market valuation of interest rate hedge instruments. Changes primarily driven by changes in short-term interest rates. Includes interest income. Assumptions: Assume Euro/US$ = 1.35 for the remainder of Yr 2007 $0.10 change in Euro/US$ exchange rates translate to approximately $1.8M of impact each quarter. ($M) Qtr 1 '07 Actual Qtr 2 '07 Actual Qtr 3 '07 Estimate Qtr 4 '07 Estimate Yr 2007 Estimate MTM of Swaps (non-cash) 1 2.8 (0.8) NA NA 2.0 Deferred Financing Cost (non-cash) 2.4 2.3 2.1 2.1 8.9 Cash Interest on Existing Debt 2 44.4 41.5 39.8 39.7 165.4 49.6 43.0 41.9 41.8 176.3 Total Interest Expense

Consolidated Net Debt A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.97x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. (b) As Reported Including Novasep Continuing Operations ($M) 12/31/2004 Leverage 12/31/2005 Leverage 12/31/2006 Leverage 6/30/2007 Leverage B/S FX 1.36 1.18 1.32 1.35 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 621.5 $ 599.2 $ Cash 111.3 0.21 x 102.2 0.18 x 39.5 0.06 x 193.5 0.32 x Revolver - 30.0 0.05 x 37.0 0.06 x - 0 x Term Loans 1,803.3 3.34 x 1,708.9 3.00 x 1,734.0 2.79 x 1,720.9 2.87 x Assumed Debt 236.1 0.44 x 189.1 0.33 x 144.9 0.23 x 98.1 0.16 x 1,928.1 $ 3.57 x 1,825.8 $ 3.20 x 1,876.4 $ 3.01 x 1,625.5 $ 2.71 x PIK Notes/S. Disc. Notes 256.5 0.48 x - 0.00 x - 0.00 x - 0.00 x Sr. Sub.Notes 2011 375.0 0.70 x 273.4 0.48 x 273.4 0.44 x - 0 x Sr. Sub.Notes 2014 709.7 1.31 x 642.4 1.12 x 695.0 1.12 x 707.8 1.18 x 3,269.3 $ 6.06 x 2,741.6 $ 4.80x 2,844.8 $ 4.58 x 2,333.3 $ 3.89 x Net Debt Net Sr. Debt

Net Debt / LTM Adjusted EBITDA 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 Dec- 03 Mar- 04 Jun- 04 Sep- 04 Dec- 04 Mar- 05 Jun- 05 Sep- 05 Dec- 05 Mar- 06 Jun- 06 Sep- 06 Dec- 06 Mar- 07 Jun- 07

Free Cash Flow ($M) 2nd Quarter 2007 First Half 2007 Adjusted EBITDA - Cont. Op. 169.0 $ 325.2 $ WC Change (a) (36.0) (75.9) Cash Taxes (b) (11.9) (24.0) Cash Interest (c) (41.5) (85.9) Cash From Operating Activities 79.6 139.4 CAPEX (d) (45.6) (92.5) Free Cash Flow - Cont. Op. 34.0 46.9 Discontinued Operations 0.0 1.6 Free Cash Flow - Total 34.0 48.5 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) See p. 27 of this presentation. (d) CAPEX net of proceeds on sale of property, plant and equipment.

Summary

Moving Forward Focus portfolio. Focus on organic growth. +5% per year Bolt on acquisitions. +3% sales growth per year Continue to improve productivity. +3% per year Improve financial ratios. Debt to Adjusted EBITDA of 3.5 Adjusted EBITDA margin of +19% EPS growth of +15%

Appendices

Reconciliation of Net Income to Adjusted EBITDA Viance JV Groupe Novasep ($ in millions) 2007 2006 2007 2006 28.0 $ 37.1 $ 173.3 $ 77.1 $ Income from discontinued operations, net of tax - (8.1) (116.2) (24.6) Minority interest in discontinued operations - 1.2 0.1 4.2 28.0 $ 30.2 $ 57.2 $ 56.7 $ Income tax provision 22.0 22.0 44.0 40.3 Minority interest in continuing operations 2.3 - 3.4 - 52.3 $ 52.2 $ 104.6 $ 97.0 $ Interest expense 47.0 47.7 101.7 87.5 Interest income (4.0) (1.1) (9.1) (2.5) Depreciation and amortization 55.2 49.3 108.4 93.0 Restructuring and related charges 1.5 1.0 6.0 2.2 CCA litigation defense costs 0.2 0.2 0.3 0.5 Systems/organization establishment expenses 0.3 2.2 1.2 4.1 Cancelled acquisition and disposal costs 0.7 0.3 0.8 0.9 Inventory write-up reversal 0.1 0.1 0.1 0.9 Costs incurred related to debt modification - - 0.9 - Loss on early extinguishment of debt 19.4 - 19.4 - (Gain) loss on sale of assets (0.4) 0.1 (5.2) (0.4) Foreign exchange gain, net (3.3) (5.1) (3.7) (2.2) Other - (0.5) (0.2) (1.8) Adjusted EBITDA 169.0 $ 146.4 $ 325.2 $ 279.2 $ Six Months Ended June 30, Three Months Ended June 30, Income before taxes and minority interest Net income from continuing operations Net income

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Second Quarter

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Corporate	Consolidated
Three months ended June 30, 2007								
Income (loss) before taxes and minority interest	**$ 43.9**	**$ 27.8**	**$ 1.9**	**$ 13.1**	**$ 3.0**	**$ 4.6**	**$ (42.0)**	**$ 52.3**
Interest expense	9.6	2.9	8.0	8.7	2.3	-	15.5	47.0
Interest income	(0.9)	(0.3)	(0.1)	(0.2)	-	(0.4)	(2.1)	(4.0)
Depreciation and amortization	13.6	12.9	10.5	10.1	2.8	4.0	1.3	55.2
Restructuring and related charges	0.3	0.3	-	0.6	-	-	0.3	1.5
CCA litigation defense costs	-	0.2	-	-	-	-	-	0.2
Systems/organization establishment expenses	(0.4)	-	-	0.4	0.3	-	-	0.3
Cancelled acquisition and disposal costs	0.1	-	0.7	-	-	-	(0.1)	0.7
Inventory write-up reversal	-	-	-	0.1	-	-	-	0.1
Cost incurred related to debt modification	-	-	-	-	-	-	-	-
Loss on early extinguishment of debt	-	1.9	-	-	1.1	0.3	16.1	19.4
Loss (gain) on sale of assets	-	-	-	-	-	0.1	(0.5)	(0.4)
Foreign exchange loss (gain), net	0.1	(0.1)	-	(0.1)	-	0.1	(3.3)	(3.3)
Other	-	(0.1)	-	-	-	-	0.1	-
Adjusted EBITDA	**$ 66.3**	**$ 45.5**	**$ 21.0**	**$ 32.7**	**$ 9.5**	**$ 8.7**	**$ (14.7)**	**$ 169.0**

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Corporate	Consolidated
Three months ended June 30, 2006								
Income (loss) before taxes and minority interest	**$ 25.1**	**$ 25.8**	**$ 5.3**	**$ 8.8**	**$ 6.3**	**$ 5.3**	**$ (24.4)**	**$ 52.2**
Interest expense	15.0	3.6	7.3	8.2	-	0.7	12.9	47.7
Interest income	(1.8)	-	(0.1)	(0.1)	-	(0.7)	1.6	(1.1)
Depreciation and amortization	11.7	12.2	9.3	8.2	2.3	4.4	1.2	49.3
Restructuring and related charges	0.3	0.6	-	-	-	0.1	-	1.0
CCA litigation defense costs	-	0.2	-	-	-	-	-	0.2
Systems/organization establishment expenses	0.1	0.4	-	0.3	-	-	1.4	2.2
Cancelled acquisition and disposal costs	0.3	-	-	-	-	-	-	0.3
Inventory write-up reversal	-	-	-	0.1	-	-	-	0.1
Loss (gain) on sale of assets	-	-	-	0.1	-	-	-	0.1
Foreign exchange loss (gain), net	0.3	-	-	-	-	(0.1)	(5.3)	(5.1)
Other	(0.3)	-	-	-	-	-	(0.2)	(0.5)
Adjusted EBITDA	**$ 50.7**	**$ 42.8**	**$ 21.8**	**$ 25.6**	**$ 8.6**	**$ 9.7**	**$ (12.8)**	**$ 146.4**

7/30/2007

ROCKWOOD HOLDINGS, INC. 35

Reconciliation of Pre-Tax Income to Adjusted EBITDA – First Half

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Corporate	Consolidated
Six months ended June 30, 2007								
Income (loss) before taxes and minority interest	**$ 90.7**	**$ 43.8**	**$ 6.1**	**$ 23.9**	**$ 6.0**	**$ 11.6**	**$ (77.5)**	**$ 104.6**
Interest expense	19.0	6.2	15.9	16.6	4.7	0.1	39.2	101.7
Interest income	(1.7)	(0.5)	(0.1)	-	(0.2)	(0.7)	(5.9)	(9.1)
Depreciation and amortization	26.4	25.5	20.8	19.7	5.5	8.0	2.5	108.4
Restructuring and related charges	0.5	0.3	-	0.7	-	3.7	0.8	6.0
CCA litigation defense costs	-	0.3	-	-	-	-	-	0.3
Systems/organization establishment expenses	(0.4)	0.5	-	0.6	0.5	-	-	1.2
Cancelled acquisition and disposal costs	0.1	-	0.7	-	-	-	-	0.8
Inventory write-up reversal	-	-	-	0.1	-	-	-	0.1
Cost incurred related to debt modification	-	-	-	-	-	-	0.9	0.9
Loss on early extinguishment of debt	-	1.9	-	-	1.1	0.3	16.1	19.4
Loss (gain) on sale of assets	-	0.1	-	-	-	(4.7)	(0.6)	(5.2)
Foreign exchange loss (gain), net	0.3	-	-	(0.1)	-	(0.2)	(3.7)	(3.7)
Other	(0.3)	-	-	-	-	-	0.1	(0.2)
Adjusted EBITDA	**$ 134.6**	**$ 78.1**	**$ 43.4**	**$ 61.5**	**$ 17.6**	**$ 18.1**	**$ (28.1)**	**$ 325.2**
Six months ended June 30, 2006								
Income (loss) before taxes and minority interest	**$ 55.2**	**$ 45.8**	**$ 11.8**	**$ 16.4**	**$ 11.7**	**$ 7.7**	**$ (51.6)**	**$ 97.0**
Interest expense	25.6	7.6	14.3	15.6	-	1.9	22.5	87.5
Interest income	(3.2)	-	(0.1)	(0.1)	(0.1)	(1.1)	2.1	(2.5)
Depreciation and amortization	23.1	20.3	18.3	16.4	4.3	8.6	2.0	93.0
Restructuring and related charges	0.5	0.8	-	-	-	0.9	-	2.2
CCA litigation defense costs	-	0.5	-	-	-	-	-	0.5
Systems/organization establishment expenses	0.1	0.4	-	0.3	-	-	3.3	4.1
Cancelled acquisition and disposal costs	0.9	-	-	-	-	-	-	0.9
Inventory write-up reversal	-	0.8	-	0.1	-	-	-	0.9
Loss (gain) on sale of assets	-	(0.1)	-	0.1	-	-	(0.4)	(0.4)
Foreign exchange loss (gain), net	0.2	0.1	-	-	-	0.3	(2.8)	(2.2)
Other	(0.3)	(0.1)	(1.6)	0.4	-	-	(0.2)	(1.8)
Adjusted EBITDA	**$ 102.1**	**$ 76.1**	**$ 42.7**	**$ 49.2**	**$ 15.9**	**$ 18.3**	**$ (25.1)**	**$ 279.2**

7/30/2007

ROCKWOOD HOLDINGS, INC. 36

FX impact on Results – Second Quarter ($ in millions) Total Change in $ Total Change in % FX Effect in $ Organic Change in $ Organic Change in % Specialty Chemicals 38.9 $ 16.8% 12.2 $ 26.7 $ 11.5 % Performance Additives 3.4 1.6 4.7 (1.3) (0.6) Titanium Dioxide Pigments 12.3 11.1 8.3 4.0 3.6 Advanced Ceramics 20.6 21.0 7.4 13.2 13.5 Specialty Compounds 4.7 7.1 2.2 2.5 3.8 Electronics (0.7) (1.4) 1.3 (2.0) (3.9) Net Sales 79.2 $ 10.3% 36.1 $ 43.1 $ 5.6 % Specialty Chemicals 15.6 $ 30.8% 2.6 $ 13.0 $ 25.6 % Performance Additives 2.7 6.3 1.0 1.7 4.0 Titanium Dioxide Pigments (0.8) (3.7) 1.3 (2.1) (9.6) Advanced Ceramics 7.1 27.7 2.1 5.0 19.5 Specialty Compounds 0.9 10.5 0.3 0.6 7.0 Electronics (1.0) (10.3) 0.3 (1.3) (13.4) Corporate (1.9) (14.8) (0.2) (1.7) (13.3) Adjusted EBITDA 22.6 $ 15.4% 7.4 $ 15.2 $ 10.4 % Change: Three Months Ended June 30, 2007 versus 2006

FX impact on Results – First Half ($ in millions) Total Change in $ Total Change in % FX Effect in $ Organic Change in $ Organic Change in % Specialty Chemicals 78.7 $ 17.1% 25.8 $ 52.9 $ 11.5 % Performance Additives 5.7 1.4 10.4 (4.7) (1.2) Titanium Dioxide Pigments 20.2 9.2 17.9 2.3 1.0 Advanced Ceramics 33.4 17.5 15.3 18.1 9.5 Specialty Compounds 11.1 8.6 4.7 6.4 4.9 Electronics 2.1 2.1 3.2 (1.1) (1.1) Net Sales 151.2 $ 10.1% 77.3 $ 73.9 $ 4.9 % Specialty Chemicals 32.5 $ 31.8% 5.8 $ 26.7 $ 26.2 % Performance Additives 2.0 2.6 2.0 - - Titanium Dioxide Pigments 0.7 1.6 3.2 (2.5) (5.9) Advanced Ceramics 12.3 25.0 4.5 7.8 15.9 Specialty Compounds 1.7 10.7 0.5 1.2 7.5 Electronics (0.2) (1.1) 0.6 (0.8) (4.4) Corporate (3.0) (12.0) (0.5) (2.5) (10.0) Adjusted EBITDA 46.0 $ 16.5% 16.1 $ 29.9 $ 10.7 % Change: Six Months Ended June 30, 2007 versus 2006

Earnings Per Share - 2007 Net Income ($M) Diluted EPS 4 Net Income ($M) Diluted EPS 4 Reported Net Income / EPS 28.0 $ 0.37 $ 173.3 $ 2.28 $ Non-recurring items (net of tax): 1 - - (115.7) (1.52) 0.2 - 0.8 0.01 (0.5) (0.01) 1.2 0.02 (2.3) (0.03) (2.4) (0.03) 1.0 0.01 4.1 0.05 2 12.4 0.16 12.9 0.17 3 (0.3) - (3.4) (0.05) 0.6 0.01 0.7 0.01 Adjusted Net Income / EPS 39.1 0.51 71.5 0.94 1 Gain related to the sale of Groupe Novasep. 2 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes. 3 Gain related to the sale of Wafer Reclaim US business. 4 Based on the share count of 76,371 for Q2 and 76,150 for first half. Six Months Ended June 30, 2007 Three Months Ended June 30, 2007 Other Miscellaneous One-Time Charges Gains on Asset Sales Debt Modification Cost Restructuring FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items

Earnings Per Share - 2006 Net Income ($M) Diluted EPS 1 Net Income ($M) Diluted EPS 1 Reported Net Income / EPS 37.1 $ 0.49 $ 77.1 $ 1.03 $ Non-recurring items (net of tax): (0.4) - (8.3) (0.11) 1.3 0.02 2.4 0.03 (2.6) (0.03) (9.3) (0.12) (3.4) (0.05) (1.4) (0.02) 0.7 0.01 1.5 0.02 - - 0.5 0.01 0.3 - - (0.01) Adjusted Net Income / EPS 33.0 0.44 62.5 0.83 1 Based on the share count of 75,111 for Q2 and 75,041 for first half. Three Months Ended June 30, 2006 Six Months Ended June 30, 2006 Other Miscellaneous One-Time Charges Inventory write-up reversal Restructuring FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items